                                                                   EXHIBIT 10.18
                               SECOND AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This Second Amendment to Loan and Security Agreement is entered into as of July 28, 1999 (the "Amendment"), by and between IMPERIAL BANK ("Bank") and POINTSHARE CORPORATION ("Borrower").

                                    RECITALS
                                    --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of July 15, 1998, as amended including without limitation by that certain First Amendment and Waiver to Loan and Security Agreement (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

          "Credit Extension" means each Advance, Term Advance, Facility B Term Advance, Equipment Advance, and any other extension of credit by Bank for the benefit of Borrower hereunder.

          "Equipment Line" means a credit extension of up to One Million Dollars ($1,000,000).

          "Equipment Maturity Date" means the date that is forty-eight months after the Equity Event.

          "Equity Event" means the receipt by Borrower of cash proceeds from the sale or issuance of its equity securities or from Subordinated Debt, on term and from investors satisfactory to Bank in its sole discretion, in an amount of not less than Ten Million Dollars ($10,000,000) on or before October 31, 1999.

          "Facility B Term Line" means a credit extension of up to Three Hundred Fifty Thousand Dollars ($350,000).

          "Facility B Term Maturity Date" means February 28, 2002.

          "Revolving Maturity Date" means July 14, 2000.

     2. The words "and any other amounts due under this Agreement" are hereby deleted from Section 2.1.2(b).

     3. New Sections 2.1.3 and 2.1.4 are hereby added to the Agreement to read as follows:

               2.1.3  Facility B Term Loan.
                      --------------------

               (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through August 28, 1999, Bank agrees to make advances (each a "Facility B Term Advance" and, collectively, the "Facility B Term Advances") to Borrower in an aggregate outstanding amount not to exceed the Facility B Term Line.

               (b) Interest shall accrue from the date of each Facility B Term Advance at the rate specified in Section 2.3(a), and shall be payable on August 28, 1999. Any Facility B Term Advances that are outstanding on August 28, 1999 shall be payable in thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on September 28, 1999, and continuing on the twenty-eighth (28th) day of each month thereafter through the Facility B Term Maturity Date, at which time all amounts due under this Section 2.1.3 shall be immediately due and payable. Facility B Term Advances, once repaid, may not be reborrowed. Borrower may prepay any Facility B Term Advances without penalty or premium.

               (c) When Borrower desires to obtain a Facility B Term Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the Facility B Term Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee.

               2.1.4  Equipment Advances.
                      ------------------

               (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date of the Equity Event through the date which is twelve months after the Equity Event (the "Second Equipment Availability Date"), Bank agrees to make advances (each an "Equipment Advance" and, collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Equipment Line. Each Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of equipment and software approved by Bank from time to time, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Borrower shall have purchased such equipment or software within 90 days of the date of the corresponding Equipment Advance, provided that on or within a week of the Closing Date, Bank agrees to make a one-time initial Equipment Advance to finance equipment and software which Borrower purchased no more than 180 days before the Closing Date.

               (b) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the twenty-eighth (28th) day of each month through the Second Equipment Availability Date. Any Equipment Advances that are outstanding on the date that is six months after the Equity Event (the "First Equipment Availability Date") shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on the twenty-eighth day of the month following the First Equipment Availability Date, and continuing on the same day of each month thereafter through the date which is forty-two (42) months after the Equity Event. Any Equipment Advances that are outstanding on the Second Equipment Availability Date which were not outstanding on the First Equipment Availability Date shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning, on the twenty-eighth day of the month following the Second Equipment Availability Date, and continuing on the same day of each month thereafter through the Equipment Maturity Date, at which time all amounts due under this Section 2.1.4 and any other amounts due under this Agreement shall be immediately due and payable. Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Equipment Advances without penalty or premium.

               (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed.

     4.  Section 2.3(a)(i) is hereby amended in its entirety to read as follows:

               (i)    Advances. Except as set forth in Section 2.3(b), the
                      --------
     Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to one and one half percent (1.50%) above the Prime Rate. Notwithstanding the foregoing, after the Equity Event, except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to three quarters percent (0.75%) above the prime Rate.

     5. Two new Sections 2.3(a)(iii) and 2.3(a)(iv) are hereby added to the Agreement to read as follows:

               (iii)  Facility B Term Advances. Except as set forth in Section
                      ------------------------
     2.3(b), the Facility B Term Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to one and one half percent (1.50%) above the Prime Rate.

               (iv) Equipment Advances. Except as set forth in Section 2.3(b),
                    ------------------
     the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to three quarters percent (0.75%) above the Prime Rate.

     6. The first sentence of Section 6.10 is hereby amended in its entirety to read as follows: "As of the last day of each month, Borrower shall maintain a balance of unrestricted cash and cash equivalents plus the Borrowing Base minus the outstanding Advances that is one and one half (1.5) times the sum of the outstanding Obligations under Sections 2.1.2, 2.1.3, and 2.1.4 of this Agreement.

     7.  Section 6.11 is hereby amended in its entirety to read as follows:

          6.11  Equity Event. The Equity Event shall occur on or before October
                ------------
     31, 1999.

     8.  A new Section 6.15 is hereby added to the Agreement:

          6.15  Tangible Net Worth. Borrower shall maintain, as of the last day
                ------------------
     of each calendar month after the Equity Event, a Tangible Net Worth of not less than Three Million Five Hundred Thousand Dollars ($3,500,000).

     9. Section 9.2 is hereby amended and replaced in its entirety to read as follows:

          9.2  Power of Attorney. Effective only upon the occurrence and during
               -----------------
     the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; (h) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (i) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

     10. The Compliance Certificate to be delivered after the date of this Amendment shall be in substantially the form of Exhibit C hereto.
                                                ---------

     11. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     12. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     13. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     14. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Amendment, duly executed by Borrower;

          (b) a non-refundable loan fee of Six Thousand Eight Hundred Dollars ($6,800), plus all Bank Expenses incurred through the date of this Amendment;

          (c) a non-refundable documentation fee of Six Hundred Fifty Dollars ($650);

          (d) Corporate Resolutions to Borrow;

          (e) an agreement to provide insurance;

          (f) a warrant to purchase stock; and

          (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                 POINTSHARE CORPORATION

                                 By:     /s/ Christopher Dishman
                                         --------------------------
                                 Title:  VP Finance, Secretary
                                         --------------------------
                                 IMPERIAL BANK

                                 By:     /s/ J.P. Michael
                                         --------------------------
                                 Title:  Vice President
                                         --------------------------

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

          DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., Pacific Time

TO: EMERGING GROWTH INDUSTRIES                   DATE:
                                                      ---------------------

FAX#: (425) 454-6224                             TIME:
                                                      ---------------------

--------------------------------------------------------------------------------
FROM:       Pointshare Corporation
     ------------------------------------------------------------------------
                           CLIENT NAME (BORROWER)

REQUESTED BY:   Christopher  P. Dishman
             ----------------------------------------------------------------
                          AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:   /s/ Christopher P. Dishman
                     --------------------------------------------------------

PHONE NUMBER:  425-468-0303
             ----------------------------------------------------------------

FROM ACCOUNT #   736000019    TO ACCOUNT #    36001178
              --------------              -----------------------------------

REQUESTED TRANSACTION TYPE              REQUEST DOLLAR AMOUNT
--------------------------              ---------------------

PRINCIPAL INCREASE (ADVANCE)            $  350,000.00
                                         ------------------------------------
PRINCIPAL PAYMENT (ONLY)                $
                                         ------------------------------------
INTEREST PAYMENT (ONLY)                 $
                                         ------------------------------------
PRINCIPAL AND INTEREST (PAYMENT)        $
                                         ------------------------------------
OTHER INSTRUCTIONS:
                   ----------------------------------------------------------
-----------------------------------------------------------------------------

     All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respect of the date of the telephone request for and Advance confirmed by this Payment / Advance Form; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BANK USE ONLY
TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

----------------------------------          ---------------------------------
       Authorized Requester                                Phone #

----------------------------------          ---------------------------------
       Authorized Requester                                Phone #

        ---------------------------------------------------------------
                          Authorized Signature (Bank)
--------------------------------------------------------------------------------

                                 IMPERIAL BANK

                                  Member FDIC

                        ITEMIZATION OF AMOUNT FINANCED

                           DISBURSEMENT INSTRUCTIONS

                                  (Revolver)

  Name(s): POINTSHARE CORPORATION             Date: July 28, 1999

     $250,000 credited to deposit account No. 36001178 when Advances are requested or by wire transfer or cashiers check

     $             amounts paid to Bank for

     Amounts paid to others on your behalf:
     $             to Imperial Bank for Loan Fee

     $             to Imperial Bank for Document Fee

     $             to Imperial Bank for accounts receivable audit (estimate)

     $             to Bank counsel fees and expenses

     $             to

     $             to

     $250,000      TOTAL (AMOUNT FINANCED)

  Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


   /s/ Christopher P. Dishman                  /s/
  -----------------------------                -----------------------------
          Signature                                   Signature

                                 IMPERIAL BANK

                                  Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED

                           DISBURSEMENT INSTRUCTIONS

                             (Facility B Term Loan)

  Name(s): POINTSHARE CORPORATION          Date: July 28, 1999

     $350,000 credited to deposit account No. 36001178 when Advances are requested

     $              amounts paid to Bank for

     Amounts paid to others on your behalf:

     $              to Imperial Bank for Loan Fee

     $              to Imperial Bank for Document Fee

     $              to Imperial Bank for accounts receivable audit (estimate)

     $              to Bank counsel fees and expenses

     $              to

     $              to

     $350,000       TOTAL (AMOUNT FINANCED)


  Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

   /s/ Christopher P. Dishman                  /s/
  -----------------------------                -----------------------------
          Signature                                   Signature

                                 IMPERIAL BANK

                                  Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED

                           DISBURSEMENT INSTRUCTIONS

                                (Equipment Loan)

  Name(s): POINTSHARE CORPORATION                  Date: July 28, 1999

     $1,000,000       credited to deposit account No. 36001178 when Advances are requested

     $                amounts paid to Bank for

     Amounts paid to others on your behalf:

     $                to Imperial Bank for Loan Fee

     $                to Imperial Bank for Document Fee

     $                to

     $                to

     $1,000,000       TOTAL (AMOUNT FINANCED)

  Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


      /s/ Christopher P. Dishman               /s/
  -----------------------------                -----------------------------
          Signature                                   Signature